SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 21, 2004

(Date of Report)

AT&T WIRELESS SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16567	91-1379052

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7277-164th Ave. NE, Building 1, Redmond, Washington 98052

(Address of Principal Executive Offices, including Zip Code)

(425) 580-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7 Financial Statements, Pro Forma Financial Information and Exhibits
Item 9 Regulation FD Disclosure
Item 12 Disclosure of Results of Operations and Financial Condition
Signature
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 9. Regulation FD Disclosure
Item 12. Disclosure of Results of Operations and Financial Condition
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits:

99.1 Press Release dated July 21, 2004
99.2 Earnings Commentary dated July 21, 2004

Item 9. Regulation FD Disclosure

     On July 21, 2004, AT&T Wireless Services, Inc. announced financial results for the quarter ended June 30, 2004. The press release is attached hereto as Exhibit 99.1, and the Earnings Commentary is attached as Exhibit 99.2 and incorporated by reference.*

Item 12. Disclosure of Results of Operations and Financial Condition

     On July 21, 2004, AT&T Wireless Services, Inc. announced financial results for the quarter ended June 30, 2004. The press release is attached hereto as Exhibit 99.1, and the Earnings Commentary is attached as Exhibit 99.2 and incorporated by reference.*

     * The information furnished under Item 9 and Item 12 of this Current Report of Form 8-K, including the exhibit attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T WIRELESS SERVICES, INC.

Dated July 21, 2004	By	/s/ Benjamin F. Stephens

Benjamin F. Stephens Assistant Secretary

Exhibit Index

99.1 AT&T Wireless Press Release dated July 21, 2004.
99.2 AT&T Wireless Earnings Commentary dated July 21, 2004.